Income tax	12 Months Ended
Dec. 31, 2024
Income tax
Income tax

16. Income tax

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, the Cayman Islands does not impose a withholding tax on payments of dividends to shareholders.

Hong Kong

Hong Kong income tax rate is two-tiered profits tax regime, under which the tax rate is 8.25% for assessable profits on the first HK dollar 2 million and 16.5% for any assessable profits in excess of HK dollar 2 million. The payments of dividends to their shareholders are not subject to withholding tax in Hong Kong.

Indonesia

The Company’s subsidiaries incorporated in Indonesia are subject to Indonesia Corporate Income Tax (“CIT”) law. A flat corporate income tax rate of 22% generally applies to net taxable income. Small enterprises are entitled to a 50% tax discount of the standard rate, which is imposed proportionally on taxable income on the part of gross turnover up to IDR 4.8 billion.

PRC

In accordance with the Enterprise Income Tax Law (“EIT Law”), Foreign Investment Enterprises (“FIEs”) and domestic companies are subject to Enterprise Income Tax (“EIT”) at a uniform rate of 25%. Preferential tax treatments are granted to certain entities qualified as High and New Technology Enterprises (“HNTEs”). Certain PRC subsidiaries of the Group obtained certificates of HNTEs and therefore are eligible to enjoy a preferential tax rate of 15% for three years, provided that they are qualified as HNTEs during such periods. The management expects that all the criteria to utilize this preferential tax treatment can be satisfied for the relevant annual tax filing during such periods. Accordingly, a preferential tax rate of 15% were applied for these entities, and other subsidiaries and VIEs of the Group in the PRC are subject to a uniform income tax rate of 25% for all periods presented.

The EIT Law also provides that an enterprise established under the laws of a foreign country or region but whose “de facto management body” is located in the PRC be treated as a resident enterprise for PRC tax purposes and consequently be subject to the PRC income tax at the rate of 25% for its global income. The Implementing Rules of the EIT Law merely define the location of the “de facto management body” as “the place where the exercising, in substance, of the overall management and control of the production and business operation, personnel, accounting, properties, etc., of a non-PRC company is located.” Based on a review of surrounding facts and circumstances, the Group does not believe that it is likely that its operations outside of the PRC be considered a resident enterprise for PRC tax purposes. However, due to limited guidance and implementation history of the EIT Law, should the Company be treated as a resident enterprise for PRC tax purposes, the Company will be subject to PRC income tax on worldwide income at a uniform tax rate of 25%.

Composition of income tax (benefits)/expense:

	For the Year
	Ended
	December 31,
	2022	2023	2024
	RMB	RMB	RMB
Current income tax expense	—	243	402
Deferred income tax benefit	(918)	(271)	(184)
Total income tax (benefits)/expense	(918)	(28)	218

Reconciliation of the differences between statutory income tax rate and the effective income tax rate for the years ended December 31, 2022, 2023 and 2024 are as below:

	For the Year
	Ended
	December 31,
	2022	2023	2024
Statutory EIT rate	25.00%	25.00%	25.00%
Tax effect of preferential tax treatment	(10.99)%	(26.63)%	(8.52)%
Tax effect of permanent differences	9.95%	49.97%	(26.28)%
Changes in valuation allowance	(23.28)%	(48.24)%	10.01%
Effective income tax rate	0.68%	0.10%	0.21%

Tax effect of permanent differences mainly comes from non-taxable income due to disposal and disposal loss, research and development cost additional deduction, true-up on NOL, NOL reversed due to deregistration and non-deductible credit losses.

The following table sets forth the effect of preferential tax:

	For the Year
	Ended
	December 31,
	2022	2023	2024
	RMB	RMB	RMB
Tax effect of preferential tax treatment	(14,855)	(7,210)	9,043
Basic net (loss)/income per share effect	(0.04)	(0.02)	0.02
Diluted net (loss)/income per share effect	(0.04)	(0.02)	0.02

Composition of deferred tax assets and liabilities:

Deferred taxes assets and liabilities arising from PRC subsidiaries and VIEs are measured using the enacted tax rates for the periods in which they are expected to be reversed. The Group’s deferred tax assets and liabilities consist of the following components:

	As of December 31,
	2023	2024
	RMB	RMB
Deferred tax assets
Net operating loss carry-forwards	244,205	261,199
Allowances of credit losses	7,649	7,789
Others	8,681	1,475
Total deferred tax assets	260,535	270,463
Less: Valuation allowance	(260,535)	(270,463)
Total deferred tax assets, net	—	—

	As of December 31,
	2023	2024
	RMB	RMB
Deferred tax liabilities
Intangible assets acquired from business combinations	3,405	141
Total deferred tax liabilities	3,405	141

A valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group evaluates a variety of factors including the Group’s operating history, accumulated losses, existence of taxable temporary differences and reversal periods.

The Group believed that it is more likely than not that the deferred tax assets for certain entities will not be utilized in the future given these entities had incurred net accumulated operating losses for income tax purposes since its inception. Therefore, the valuation allowances for these deferred tax assets were provided. The total valuation allowance provided were RMB260,535 and RMB270,463 as of December 31, 2023 and 2024, respectively.

Movement of valuation allowance:

	For the Year Ended
	December 31,
	2022	2023	2024
	RMB	RMB	RMB
Balance at beginning of the year	229,181	252,481	260,535
Additions	46,643	30,101	36,234
Reversals	(23,343)	(22,047)	(26,306)
Balance at end of the year	252,481	260,535	270,463

According to PRC tax regulations, the PRC enterprise net operating loss can generally carry forward for no longer than five years, and HNTE’s net operating losses can be carried forward for no more than 10 years, starting from the year subsequent to the year in which the loss was incurred. Carryback of losses is not permitted. The Group will re-apply for the HNTE certificate when the prior certificate expires in the foreseeable future. Total net operating losses (NOLs) carryforwards of the Group’s subsidiaries in mainland China is RMB1,430 million as of December 31, 2024. As of December 31, 2024, net operating loss carryforwards from PRC will expire in calendar years 2025 through 2033, if not utilized. The NOLs carryforwards of the Group’s subsidiary in Hong Kong is RMB13 million as of December 31, 2024, which can be carried forward without an expiration date.

The Group evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of December 31, 2024, the Group did not have any unrecognized uncertain tax positions and the Group does not believe that its unrecognized tax benefits will change over the next twelve months. For the years ended December 31, 2024, the Company did not incur any interest and penalties related to potential underpaid income tax expenses. As of December 31, 2024, the tax years ended December 31, 2019 through 2023 for the Group’s subsidiaries in the PRC are generally subject to examination by the PRC tax authorities.